UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 22, 2008

MOD HOSPITALITY, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada	000-24723	88-0393257
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)		Identification No.)

11710 Old Georgetown Road, Suite 808, North Bethesda, MD	20852
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 230-9674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01                       OTHER EVENTS: Name Change, Reverse Split & Symbol Change

Effective September 22, 2008, the name of the Company was changed to “Mod Hospitality, Inc.”

Effective September 22, 2008, the Board of Directors of the Company has declared a 1 for 10 reverse split of the Company’s Common Stock. In accordance with the reverse split, any shareholder holding a fraction of a share was rounded up to the next highest whole share.  The reverse split was effective as of the opening of trading on September 22, 2008.

Additionally, also effective June 2, 2008, the Company’s trading symbol was changed to “MODY” in conjunction with the name change and reverse split of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of September, 2008.

Mod Hospitality, Inc.

By:	/s/ Frederic Richardson
Name: Frederic Richardson
Title: President